UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2009
 CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
6901 Glenn Highway, Cambridge, Ohio 43725
(Address of principal executive offices) (Zip Code)
     Registrant’s telephone number, including area code: (740) 435-2020
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On May 19, 2009, Camco Financial Corporation (“Camco”) held its 2009 Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, Camco’s 2008 results of operations and financial performance were reviewed. A copy of the presentation and commentary that Camco used at the Annual Meeting is included with this Current Report as Exhibit 99 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure. Camco has posted the PowerPoint slide presentation on its website at www.camcofinancial.com under the “Financial Reports” section.
The information in this Current Report, including Exhibit 99, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Certain statements contained in the presentation and commentary included in Exhibit 99 constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management’s judgment, beliefs, current trends and market conditions. Forward-looking statements made or to be made by or on behalf of Camco may be identified by the use of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecast or implied in the forward-looking statements for the reasons described under the section “Forward Looking Statements” contained in Camco’s 2008 Annual Report to Stockholders, which Section is incorporated into the presentation and commentary included in Exhibit 99 by reference. Camco undertakes no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Section 8 — Other Events
Item 8.01 Other Events.
At the Annual Meeting, James E. Huston, Paul D. Leake and Douglas F. Mock were re-elected by the stockholders as directors of Camco for terms expiring in 2011.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99	2009 Annual Meeting of Stockholders Presentation and Commentary

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION
By:	/s/ James E. Brooks
James E. Brooks
Chief Financial Officer

Date: May 19, 2009